INCORPORATED UNDER THE LAWS OF THE STATE OF

Florida

NUMBER

SHARES

SEMORAN FINANCIAL CORPORATION

AUTHORIZED COMMON STOCK - 25,000,000 SHARES
$0.01 PAR VALUE

THIS CERTIFIES THAT ______________________________

IS THE RECORD HOLDER OF ______________________ SHARES

of the Common Stock of **SEMORAN FINANCIAL CORPORATION,** transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated: ______________________

______________________ Chairman

______________________ Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as Tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian... ...
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used through not in the above list.

For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CONE, OF ASSIGNEE)

____

____

____Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM.*

TRANSFER FEE WILL APPLY

☆☆☆FOR MEDALLION GUARANTEE USE ONLY☆☆☆